BILL OF SALE

     BE IT KNOWN, that for good consideration, and in payment of the sum of Ninety-two Thousand, Five Hundred Dollars and no/100 ($92,500.00) the receipt and sufficiency of which is acknowledged, the undersigned Board of County Commissioners of Archuleta County, Colorado (Seller) hereby sells and transfers to Wind Dancer Aviation Services, Inc., a subsidiary of Energy
& Engine Technology Corporation (Buyer) and its successors and assigns forever, the following described chattels and personal property:

     All furniture, fixtures, equipment, supplies etc. as shown on the attached Exhibit "A", including any and all warranties that may be in existence on such items

     Telephone numbers: (970) 731-2127; (970) 731-4640; (970) 731-4966

     Seller warrants to Buyer that it has good and marketable title to said property, full authority to sell and transfer said property, and that said property is sold free of all liens, encumbrances, liabilities and adverse claims of every nature and description whatsoever and that such property is in substantially the same condition as when purchased from Flite-Crafton Aviation, normal wear and tear excepted.

     Seller further warrants to Buyer that it will fully defend, protect, indemnify and hold harmless the Buyer and its lawful successors and assigns from any adverse claim thereto.

     Said assets are otherwise sold in "as is" condition and where presently located.

     Signed this 5th day of December, 2002.

                                           Board of County Commissioners of
                                           Archuleta County, Colorado

                                           /s/ Tim Smith

                                           By: Tim Smith
                                           Manager, Archuleta County Airport



STATE OF COLORADO	 )
                   )ss.
COUNTY OF ARCHULETA)

     The foregoing instrument was acknowledged before me this 5th day of December, 2002, by Tim Smith, Manager, Archuleta County Airport.

     Witness my hand and official seal.

My Commission Expires: 1/16/06             /s/ Brighid McCarthy
                                           NOTARY PUBLIC



                                    Exhibit "A"


Flite Crafton Aviation, Inc.                              October 24, 2002
Current inventory of business
Items included in $125000 offer this date markey (Y)
FBO Lobby - built-in items only included

Cordless Phone                             1       $25.00     $25.00       $25.00
Water Cooler                               1      $225.00    $225.00      $225.00
Television/VCR with bracket                1      $175.00    $175.00      $175.00
Display Refrigerator                       1    $4,000.00  $4,000.00    $4,000.00
Microwave Oven                             1      $100.00    $100.00      $100.00
Coffee bar and cabinets                    1      $250.00    $250.00      $250.00
Desk, Chair and Lamp Flite planning        1      $250.00    $250.00      $250.00
Leather Chairs                             2       $75.00    $150.00      $150.00
Lobby Couch                                1       $50.00     $50.00       $50.00
Wall Painting                              1      $100.00    $100.00      $100.00
Gas Fireplace and Mantel                   1    $1,500.00  $1,500.00    $1,500.00
Wool Rug and pad                           1      $200.00    $200.00      $200.00
Wrought Iron Coffee Table                  1      $300.00    $300.00      $300.00
Clocks                                     4       $20.00     $80.00       $80.00
Track Lights                               2       $75.00    $150.00      $150.00
Brochure Displays                          4       $50.00    $200.00      $200.00
                                                                        ---------
                                                                        $7,755.00



FBO Office - built-in items only included

Unicorn Radio  ICOM ICA 200               1    $1,200.00   $1,200.00    $1,200.00
Hand Held King Radio                      1      $250.00     $250.00      $250.00
Weather Station Davis Weather Monitor:    1    $1,500.00   $1,500.00    $1,500.00
Custom Display Counter/Desk               1    $2,000.00   $2,000.00    $2,000.00
Clock                                     1       $20.00      $20.00       $20.00
AvFuel POS                                1    $1,000.00   $1,000.00    $1,000.00
Wells Fargo POS                           1    $1,000.00   $1,000.00    $1,000.00
Calculators                               2       $75.00     $150.00      $150.00
FBO Computer                              1    $1,250.00   $1,250.00    $1,250.00
Laser Printer                             1      $250.00     $250.00      $250.00
Computer Desk                             1      $100.00     $100.00      $100.00
Fax/copier                                1      $250.00     $250.00      $250.00
Dell computer                             1      $250.00     $250.00      $250.00
Metal Desk                                2       $75.00     $150.00      $150.00
Custom Table w/ Safe                      1      $750.00     $750.00      $750.00
Folding Tab 4'                            1      $100.00     $100.00      $100.00
file cabinet                              1       $25.00      $25.00       $25.00
Custom Computer desk - Budget             1      $250.00     $250.00      $250.00
stool                                     1       $15.00      $15.00       $15.00
Swivel Desk Chair                         2       $50.00     $100.00      $100.00
Book Shelves                              3       $50.00     $150.00      $150.00
                                                                       ----------
                                                                       $10,760.00





FBO Kitchen/Break Area - built-in items only included

Kitchen refrigerator                      1      $500.00     $500.00      $500.00
Kitchen Stove                             1      $250.00     $250.00      $250.00
Microwave Oven                            1       $75.00      $75.00       $75.00
Sink, counter and cabinets                1      $200.00     $200.00      $200.00
                                                                       ----------
                                                                        $1,025.00



Computer software

Office                                    1      $495.00     $495.00      $495.00
Windows 98                                1      $100.00     $100.00      $100.00
Qucik Books                               1      $450.00     $450.00      $450.00
multi-line telephones                     8       $50.00     $400.00      $400.00
                                                                       ----------
                                                                        $1,445.00




Misc FBO furnishings

Oak Exterior Doors                        2      $250.00     $500.00      $500.00
Patio Furniture                           1      $750.00     $750.00      $750.00
Flight Planning Map                       1      $100.00     $100.00      $100.00
                                                                        ---------
                                                                        $1,350.00



Parts Room - built-in items only included

Custon Parts Counter                      1      $250.00     $250.00      $250.00
                                                                        ---------
                                                                          $250.00




Line Service Equipment

Fuel Truck 2000 gal Jet A Ford 1982        1  $35,000.00  $35,000.00   $35,000.00
Fuel Truck 1200 gal Avgas Ford 1980        1  $30,000.00  $30,000.00   $30,000.00
2000 1b Tug                                1   $1,500.00   $1,500.00    $1,500.00
Heavy Duty Towbar - Brackett               1     $300.00     $300.00      $300.00
King Air towbar - blue                     1     $150.00     $150.00      $150.00
Jet towbar                                 1     $125.00     $125.00      $125.00
Medium duty towbar - Brackett              1      $75.00      $75.00       $75.00
GA towbar - light duty - Brackett          1     $250.00     $250.00      $250.00
misc hand towbars                         12      $20.00     $240.00      $240.00
oil and fuel waste barrels                 8      $10.00      $80.00       $80.00
glycol de-ice gal                         40       $5.00     $200.00      $200.00
                                                                      -----------
                                                                      $107,920.00






Misc Equipment and supplies

hand tools shovels, rakes, brooms lot     1       $50.00      $50.00       $50.00
trash cans - large                        4        $5.00      $20.00       $20.00
mop buckets and mops                      2       $15.00      $30.00       $30.00
shop vacuum                               1       $50.00      $50.00       $50.00
cleaning supplies lot                     1       $50.00      $50.00       $50.00
water hose and reel                       1       $25.00      $25.00       $25.00
fire extenguishers                        6       $50.00     $300.00      $300.00
Halon fire extenguisher                   1      $200.00     $200.00      $200.00
                                                                       ----------
                                                                          $725.00




Shop Equipment

large shop vice - mounted                  1      $60.00      $60.00       $60.00
numerous electrical cords                  1      $50.00      $50.00       $50.00
numerous air hoses                         1      $50.00      $50.00       $50.00
electrical service lights                  2      $20.00      $40.00       $40.00
battery charg 6/12/24 volt                 1     $250.00     $250.00      $250.00
battery service table                      1      $40.00      $40.00       $40.00
battery start 12/24 volt dual 8D batteries 1     $450.00     $450.00      $450.00
oxygen cart 4 bottle all fittings,
   regulator, hos                          1     $400.00     $400.00      $400.00
nitrogen can single bottle                 1     $200.00     $200.00      $200.00
golf cart - el w/charger needs tire repair 1     $500.00     $500.00      $500.00
portable air tank                          1      $45.00      $45.00       $45.00
Piper booster cable set                    1      $90.00      $90.00       $90.00
3 prong booster cable set                  1      $95.00      $95.00       $95.00
clamp type booster cable set               1      $45.00      $45.00       $45.00
                                                                       ----------
                                                                        $2,315.00





Inventory - NOT INCLUDED IN PURCHASE PRICE

Avgas Truck                                                    $0.00        $0.00
      Tank                                      $0.0000        $0.00        $0.00
Jet A	Truch                                                    $0.00        $0.00
      Tank                                      $0.0000        $0.00        $0.00
Unleaded fuel                                    $1.759        $0.00        $0.00
Oil Phillips X/C                                  $2.50        $0.00        $0.00
    Aeroshell 15W/50                              $3.75        $0.00        $0.00
    Aeroshell W100                                $3.50        $0.00        $0.00
    Aeroshell W80                                 $3.50        $0.00        $0.00
    Aeroshell 100                                 $3.50        $0.00        $0.00
    Aeroshell 80                                  $3.50        $0.00        $0.00
    Exxon Turbine                                 $9.50        $0.00        $0.00
Food and Drink                            1                    $0.00        $0.00
Charts                                            $7.50        $0.00        $0.00
                                                  $4.00        $0.00        $0.00
                                                                       ----------
                                                                            $0.00



Cash on Hand (Bank Account, Petty Cash and Registed Cash NOT INCLUDED	    $0.00

Grand Total ALL Items (excluding cash)              $133,695.00
Grand Total of INCLUDED Items (Y)                                     $133,447.50
PLUS - Inventory items at closing quantities                                $0.00
                                                                      -----------
Total of included items and Inventory                                 $133,447.50
